CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Schultz Sav-O Stores, Inc.:


As independent public accountants, we hereby consent to the incorporation of our reports, included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 33-34991.



                                                        /s/ Arthur Andersen LLP

                                                        ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin
March 26, 1999